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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 7, 2001

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

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
           DELAWARE                           001-16167                           43-1878297
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(State or Other Jurisdiction of        (Commission File Number)        (IRS Employer Identification No.)
        Incorporation)
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                          800 NORTH LINDBERGH BOULEVARD
                            ST. LOUIS, MISSOURI 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99 Slide presentation prepared for use by Chief Executive Officer and other senior executives of Monsanto Company in connection with various presentations to investors, securities analysts and other members of the financial and investment community beginning September 7, 2001.

ITEM 9. REGULATION FD DISCLOSURE

         On September 7, 2001, Monsanto Company's Chief Executive Officer and Chief Financial Officer will participate in several presentations with various investors, securities analysts and other members of the financial and investment community using the slide presentation attached to this report as Exhibit 99 and incorporated herein by reference. In addition, the attached slide presentation will be used, in whole or in part and possibly with modifications, by our Chief Executive Officer or other senior executives, including our Chief Financial Officer, Chief Operating Officer and Chief Technology Officer, in connection with presentations to investors, securities analysts and other members of the financial and investment community at various times during September, October and November of 2001.

         We are furnishing the information contained in this report, including the attached slide presentation, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

         The information contained in this report, including the information contained in the attached slide presentation, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached slide presentation, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         A copy of the attached slide presentation is available for viewing on our website located at http:\\www.monsanto.com, although we reserve the right to discontinue that availability at any time. The attached slide presentation can be accessed from the website by first clicking on "Investors" at the top of the home page and then clicking on "Presentations" on the left menu bar on the Investors page.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 7, 2001

                                        MONSANTO COMPANY



                                        By: /s/ Terrell K. Crews
                                            ------------------------------------
                                        Name:  Terrell K. Crews
                                               Executive Vice President, Chief
                                               Financial Officer
                                               (Principal Financial Officer)


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                                  EXHIBIT INDEX


Exhibit
Number                Description

99 Slide presentation prepared for use by Chief Executive Officer and other senior executives of Monsanto Company in connection with various presentations to investors, securities analysts and other members of the financial and investment community beginning September 7, 2001.


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